Execution Version

REGISTRATION RIGHTS AGREEMENT AMENDMENT NO.1
THIS AMENDMENT NO. 1 (this “Amendment”) to that certain Registration Rights Agreement made and entered into effective as of February 14, 2017 by and among VALERITAS HOLDINGS, INC., a Delaware corporation (the “Company”) and CAPITAL ROYALTY PARTNERS II L.P., CAPITAL ROYALTY PARTNERS II—PARALLEL FUND “A” L.P., PARALLEL INVESTMENT OPPORTUNITIES PARTNERS II L.P., CAPITAL ROYALTY PARTNERS II – PARALLEL FUND “B” (CAYMAN) L.P., AND CAPITAL ROYALTY PARTNERS II (CAYMAN) L.P. (together, “CRG”), WCAS CAPITAL PARTNERS IV, L.P. (“WCAS”, and together with CRG, the “Purchasers”, with each of the purchasing entities, a “Purchaser”), such agreement the “RRA,” is made and entered into effective as of September 30, 2019. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the RRA.
WHEREAS, the Purchasers and the Company entered into the RRA;
WHEREAS, Section 10(j) provides that that RRA may be amended with the written agreement of the Company and the Majority Holders;
WHEREAS, CRG, as holder of a majority of the outstanding Registrable Securities is the sole Majority Holder;
WHEREAS, the Company and the Purchasers are entering into that certain Series B Preferred Stock Purchase Agreement dated as of the date hereof (the “Series B SPA”), pursuant to which, and subject to the terms and conditions contained therein, the Purchasers shall exchange outstanding indebtedness for shares of the Company’s Series B Preferred Stock, par value $0.001 per share (the “Series B Preferred”), and the Company will issue to the Purchasers shares of Series B Preferred, which Series B Preferred is convertible into shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”);
WHEREAS, in connection therewith, the Company and the Purchasers desire to amend the RRA as provided herein to extend registration rights to the shares of Common Stock issuable upon conversion of the Series B Preferred;
NOW THEREFORE, in consideration of the foregoing premises and the respective representations and warranties, covenants and agreements contained herein, the receipt and sufficiency of which is hereby acknowledged, the Company and the Purchasers agree as follows:
1.Amendment of Definitions.
(a)    Notwithstanding the definition in the recitals to the RRA, the definition of “Shares” in Section 1 of the RRA is hereby amended by deleting “means the shares of Preferred Stock set forth in the Recitals” and adding “means the shares of Preferred Stock” in place thereof; and
(b)    The definition of “Preferred Stock” in Section 1 of the RRA is hereby amended by deleting “means the shares of the Company’s Series A Convertible Preferred Stock issued to the Purchasers pursuant to the Purchase Agreement” and adding “means the shares of the Company’s Series A Convertible Preferred Stock issued to the Purchasers pursuant to the Series A Preferred Stock Purchase Agreement dated February 14, 2017 (the “Series A SPA”) and the shares of the Company’s Series B Convertible Preferred Stock issued to the Purchasers pursuant to the Series B Preferred Stock Purchase Agreement dated September 30, 2019 (the “Series B SPA”) or that may be issued as payment-in-kind dividends on such shares in accordance with the terms of such Series B Convertible Preferred Stock” in place thereof; and

(c)    The term “Purchase Agreement” in the last sentence of Section 1, in Section 4(k) and in Section 7, shall be deleted and replaced with “respective Series A SPA or Series B SPA, as the case may be”; with the intent being to extend the scope to cover the Series A SPA as it relates to the Series A Preferred Stock, and the Series B SPA as it relates to the Series B Preferred Stock.
2.    Demand Registration. The first sentence of Section 3(a) is amended and restated as follows: At any time ninety (90) days after (x) the closing of the Offering (as it relates to the Series A Preferred Stock) or (b) the closing of the Exchange (as it relates to the Series B Preferred Stock), the holders of a majority of the Registrable Securities then outstanding may request registration under the Securities Act of all of the Registrable Securities that are not then registered on an existing and effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415, on Form S-1 or any other form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the resale by the Holders of all of the Registrable Securities (each, a “Demand Registration”).
3.    Representations and Warranties. Each of the Company and the Purchaser represents and warrants that (a) it has the corporate power and authority to execute and deliver this Amendment and (b) this Amendment constitutes the legal, valid and binding obligation of each of the above parties, enforceable against each such party in accordance with its terms.
4.    No Other Modifications. The RRA shall not be modified by this Amendment in any respect except as expressly set forth herein.
5.    Miscellaneous. Sections 11(a), (b), (c), (d), (g), (h), (i) and (j) of the RRA are hereby incorporated into this Amendment mutatis mutandis as if set forth in full herein.
[SIGNATURE PAGES TO FOLLOW]

2.

IN WITNESS WHEREOF, the undersigned have executed, or caused to be executed on their behalf by an agent there unto duly authorized, this Amendment as of the date first above written.
COMPANY:
VALERITAS HOLDINGS, INC.

By    /s/ John Timberlake
Name:    John Timberlake
Title:    Chief Executive Officer

[Signature Page to Registration Rights Agreement Amendment]

IN WITNESS WHEREOF, the undersigned have executed, or caused to be executed on their behalf by an agent there unto duly authorized, this Agreement as of the date first above written.
CRG:
CAPITAL ROYALTY PARTNERS II L.P.
By CAPITAL ROYALTY PARTNERS II GP L.P.,
its General Partner
By CAPITAL ROYALTY PARTNERS II GP LLC,
its General Partner
By    /s/ Nathan Hukill
Name:    Nathan Hukill
Title:    Authorized Signatory

PARALLEL INVESTMENT OPPORTUNITIES PARTNERS II L.P.
By PARALLEL INVESTMENT OPPORTUNITIES PARTNERS II GP L.P., its General Partner
By PARALLEL INVESTMENT OPPORTUNITIES PARTNERS II GP LLC, its General Partner
By    /s/ Nathan Hukill
Name:    Nathan Hukill
Title:    Authorized Signatory

CAPITAL ROYALTY PARTNERS II–PARALLEL FUND “A” L.P.
By CAPITAL ROYALTY PARTNERS II–PARALLEL FUND “A” GP L.P., its General Partner
By CAPITAL ROYALTY PARTNERS II–PARALLEL FUND “A” GP LLC, its General Partner
By    /s/ Nathan Hukill
Name:    Nathan Hukill
Title:    Authorized Signatory

[Signature Page to Registration Rights Agreement Amendment]

IN WITNESS WHEREOF, the undersigned have executed, or caused to be executed on their behalf by an agent there unto duly authorized, this Agreement as of the date first above written.
CAPITAL ROYALTY PARTNERS II (CAYMAN) L.P.
By CAPITAL ROYALTY PARTNERS II (CAYMAN) GP L.P., its General Partner
By CAPITAL ROYALTY PARTNERS II (CAYMAN) GP LLC, its General Partner
By    /s/ Nathan Hukill
Name:    Nathan Hukill
Title:    Authorized Signatory

CAPITAL ROYALTY PARTNERS II – PARALLEL FUND “B” (CAYMAN) L.P.
By CAPITAL ROYALTY PARTNERS II (CAYMAN) GP L.P., its General Partner
By CAPITAL ROYALTY PARTNERS II (CAYMAN) GP LLC, its General Partner
By    /s/ Nathan Hukill
Name:    Nathan Hukill
Title:    Authorized Signatory

[Signature Page to Registration Rights Agreement Amendment]

IN WITNESS WHEREOF, the undersigned have executed, or caused to be executed on their behalf by an agent there unto duly authorized, this Agreement as of the date first above written.
WCAS:
WCAS CAPITAL PARTNERS IV, L.P.
By: WCAS CP IV Associates LLC, its General Partner
By    /s/ Sean Traynor
Name:    Sean Traynor
Title:    General Partner

[Signature Page to Registration Rights Agreement Amendment]